As filed with the Securities and Exchange Commission on September 24, 2013

1933 Act File No. 333-28697

1940 Act File No. 811-08243

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 140	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 141	☒

(Check appropriate box or boxes.)

Direxion Funds

1301 Avenue of the Americas (6th Avenue), 35th Floor

New York, New York 10019

(Exact name of Registrant as Specified in Charter)

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (646) 572-3390

Daniel D. O’Neill

1301 Avenue of the Americas (6th Avenue), 35th Floor

New York, New York 10019

(Name and Address of Agent for Service)

Copy to:

Adam R. Henkel	Eric S. Purple
U.S. Bancorp Fund Services, LLC	K&L Gates LLP
615 East Michigan	1601 K Street, NW
Milwaukee, WI 53202	Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

DIREXION FUNDS

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement:

Prospectus and Statement of Additional Information for the Direxion Dynamic HY Bond Fund

and

Part C of Form N-1A;

Signature Page; and

Exhibits.

PROSPECTUS

1301 Avenue of the Americas (6th Avenue), 35th Floor	New York, New York 10019	(800) 851-0511

www.direxionfunds.com

DIREXION DYNAMIC HY BOND FUND (PDHYX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

September 24, 2013

SUMMARY SECTION

Direxion Dynamic HY Bond Fund

Investment Objective

The Direxion Dynamic HY Bond Fund (the “Fund”) seeks to maximize total return (income plus capital appreciation).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (Operating Services Fee)(2)	0.35%
Acquired Fund Fees and Expenses	0.36%

Total Annual Fund Operating Expenses(3)	1.71%

(1)

The Annual Operating Expenses of the Fund have been restated to reflect a reduction in Operating Services Fee and the removal of the Shareholder Servicing Fee and the contractual fee waiver of the Management Fees.

(2)

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund through September 1, 2015 other than the following: management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.

(3)

Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the “Financial Highlights” section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Direxion Dynamic HY Bond Fund	$174	$539	$928	$2,019

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 508% of the average value of its portfolio. However, that portfolio rate reflects a previous investment strategy for the Fund. Had the Fund followed its current investment strategy during that fiscal year, it is likely that the portfolio turnover rate may have been higher.

Principal Investment Strategy

Under normal circumstances, the Fund seeks to achieve its investment objective by having at least 80% of the value of its nets assets (plus the amount of any borrowing for investment purposes) exposed to the total return of the U.S. high yield bond market. The Fund will invest in high yield debt instruments commonly referred to as “junk bonds,” and exchange-traded funds (“ETFs”) and other investment companies, and certain derivatives of such instruments, including futures contracts and swap agreements. Debt instruments include corporate debt securities, convertible securities, zero-coupon securities and restricted securities. The Adviser will generally utilize derivatives to create long positions for the Fund, meaning it will invest in derivatives that move in the same direction as the underlying debt security or credit component of a debt security.

The Fund will seek leveraged returns by investing in derivatives, such as futures contracts, forward contracts and swaps, which can include swaps on debt instruments, ETFs and mutual funds. In utilizing this leverage strategy, the Fund will take positions in levered instruments that create investment exposure of 120% of the value of the Fund’s assets, rebalancing the Fund’s portfolio monthly to maintain the target exposure. Leveraging generates returns that are more pronounced, both positively and negatively, than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments. For cash management purposes, the Fund also may hold short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. Utilizing leverage may be considered an aggressive investment technique.

DIREXION FUNDS PROSPECTUS	1

The Fund may also have up to 20% of its net assets exposed to credit default swaps. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to another. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk), but may also buy credit protection from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity.

High yield debt instruments are generally rated lower than Baa by Moody’s Investors Service®, Inc. (“Moody’s”) or lower than BBB by S&P®. Up to 15% of the Fund’s assets may be invested in instruments generally rated below Caa by Moody’s or CCC by S&P® or derivatives of such instruments. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded derivative instruments.

The Adviser does not rely solely on the ratings assigned by the rating organizations and may perform is own investment analysis in selecting instruments. Because of the greater number of considerations involved in investing in lower-rated instruments, the achievement of the Fund’s objective depends more on the analytical abilities of the portfolio management team than would be the case if the Fund were investing primarily in instruments in the higher rating categories. For liquidity purposes, the Fund also invests in the iShares iBoxx $ High Yield Corporate Bond ETF, the SPDR Barclays High Yield Bond ETF and other investment companies that track the total return of the U.S. high yield bond market.

The Fund may invest significantly in cash and/or cash equivalents for temporary defensive purposes. During such times, the Fund may not achieve its investment objective.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund. Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Active and Frequent Trading Risk

The Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them.

Adviser’s Investment Strategy Risk

While the Adviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. There is no assurance that the Adviser’s investment strategy will enable the Fund to achieve its investment objective.

Aggressive Investment Techniques Risk

The Fund uses investment techniques that may be considered aggressive and may entail significantly higher than normal risk. Risks associated with the use of futures contracts, credit default swaps and other swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Counterparty Risk

The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include credit default swaps, other swap agreements and structured notes. The use of credit default swaps, other swap agreements and structured notes involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are

2	DIREXION FUNDS PROSPECTUS

willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk

The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance.

Credit Default Swap Risk

The Fund’s investment in credit default swaps may subject the Fund to greater risks than if the Fund were to invest directly in high yield bonds. Investing in credit default swaps exposes the Fund to the credit risk of both the counterparty to the credit default swap and the issuer of the underlying reference obligation. The Fund could realize a loss on its investment if it does not correctly evaluate the creditworthiness of the issuer of the bond or other reference obligation on which the credit default swap is based, as well as the continued creditworthiness of the counterparty. Investments in credit default swaps are also subject to liquidity risk.

Debt Instrument Risk

The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease.

Derivatives Risk

The Fund uses investment techniques, including investments in futures contracts, forward contracts and swaps, which may be considered to be an aggressive investment technique. Investments in such derivatives may generally be subject to market risks that may cause their prices to fluctuate over time, and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. In addition, the Fund’s investments in derivatives as of the date of this prospectus are subject to the following risks:

Futures Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Swap Agreements. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relate to credit risk of the counterparty and liquidity risk of the swaps themselves.

Early Close/Trading Halt Risk

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

High Yield Debt Securities Risk

The Fund will invest a significant portion of its assets in securities rated below investment grade or “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund’s performance may vary significantly as a result.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. The U.S. is currently in a period of

DIREXION FUNDS PROSPECTUS	3

historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund.

Leverage Risk

The Fund may employ leveraged investment techniques. The use of leverage may magnify the effects of changes in the value of the Fund and make them more volatile. The leveraged investment techniques that the Fund may employ could cause investors in the Fund to lose more money in adverse market environments.

Liquidity Risk

Some securities held by the Fund, including lower-quality debt instruments and derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses or realizing gains, adversely affecting Fund performance.

Market Risk

The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

Market Timing Activity Risk

Rafferty expects a significant portion of the assets of the Fund to come from professional money managers and investors who use the Fund as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading, which may lead to increased portfolio turnover and higher transaction costs.

Non-Diversification Risk

The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset values (“NAVs”) and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Regulatory Risk

The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

Risks of Investing in Other Investment Companies (including ETFs)

Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Fund Performance

The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one year, 5 year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxionfunds.com or by calling the Fund toll-free at (800) 851-0511.

The performance in the bar chart reflects the Fund’s prior investment strategy. The Fund’s investment strategy changed on September 24, 2013.

Total Return for the Calendar Years Ended December 31

4	DIREXION FUNDS PROSPECTUS

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 7.85% for the quarter ended December 31, 2011 and its lowest calendar quarter return was –11.41% for the quarter ended March 31, 2009. The year-to-date return as of June 30, 2013 was –1.65%.

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	Since Inception (July 1, 2004)
Return Before Taxes	8.75%	1.59%	2.22%
Return After Taxes on Distributions	5.63%	–0.59%	0.01%
Return After Taxes on Distributions and Sale of Fund Shares	5.64%	0.05%	0.58%
Barclays Capital U.S. Corporate High-Yield Bond Index (reflects no deduction for fees, expenses or taxes)	15.81%	10.34%	9.08%
Lipper High Yield Bond Fund Index (reflects no deduction for fees, expenses or taxes)	15.40%	7.73%	7.36%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since October 2010	Portfolio Manager
Tony Ng	Since October 2010	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds — Direxion Dynamic HY Bond Fund, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Traditional Investment Accounts	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$500
Minimum Investment: Retirement Accounts (Traditional, Roth and Spousal IRAs)	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through those arrangements, may be taxed later upon withdrawal of assets from them.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DIREXION FUNDS PROSPECTUS	5

OVERVIEW OF THE FUND

This Prospectus relates to shares of the Direxion Dynamic HY Bond Fund (the “Fund”), a series of the Direxion Funds (the “Trust”). Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) serves as the investment adviser to the Fund.

The Fund is designed principally for purchase by experienced investors and frequently is utilized by investors who engage in market timing activities or who intend to follow an asset allocation strategy. To achieve its objective, the Fund uses aggressive investment techniques such as engaging in futures, options and swap transactions. In order to accommodate frequent trading by shareholders, the Fund’s portfolio will be positioned consistent with the need for liquidity.

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, and it is uncertain whether or for how long these conditions could continue. The U.S. government took a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets adversely affected many issuers worldwide. These events and possible continued market turbulence may have an adverse effect on the Fund.

The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon a 60 days’ notice to shareholders.

PORTFOLIO INVESTMENT STRATEGY

Rafferty uses a number of investment techniques in an effort to achieve the stated investment objective of the Fund. Under normal circumstances, the Fund seeks to achieve its investment objective by having at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) exposed to the total return of the U.S. high yield bond market. The Fund will also invest in high yield debt instruments, commonly referred to as “junk bonds,” and certain derivatives of such instruments, including futures contracts, swap agreements and exchange-traded funds (“ETFs”) and other investment companies. Debt instruments include corporate debt securities, convertible securities, zero-coupon securities and restricted securities. The Adviser will generally utilize derivatives to create long positions for the Fund, meaning it will invest in derivatives that move in the same direction as the underlying debt security or credit component of a debt security.

The Fund may also seek leveraged returns by investing in derivatives, such as futures contracts, forward contracts, options and swaps, which can include swaps on debt instruments, ETFs and mutual funds. In utilizing this leverage strategy, the Fund will take positions in levered instruments that create investment exposure of 120% of the value of the Fund’s assets, rebalancing the Fund’s portfolio monthly to maintain the target exposure. Leveraging generates returns that are more pronounced, both positively and negatively, than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments. For cash management purposes, the Fund also may hold short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. Utilizing leverage may be considered an aggressive investment technique.

The Fund may have up to 20% of its net assets exposed to credit default swaps. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to another. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk), but may also buy credit protection from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity.

The Fund is a “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The Fund may invest significantly in cash and/or cash equivalents for temporary defensive purposes or when net assets are below $2 million. This could result in lower returns and loss of market opportunities. When the Fund is invested in such temporary defensive instruments, the Fund may not achieve its investment objective.

6	DIREXION FUNDS PROSPECTUS

RISKS

An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide including the Fund. These and other risks are described below.

Active and Frequent Trading Risk

The Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them.

Adviser’s Investment Strategy Risk

While the Adviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. There is no assurance that the Adviser’s investment strategy will enable the Fund to achieve its investment objective.

Aggressive Investment Techniques Risk

The Fund uses investment techniques that may be considered aggressive and may entail significantly higher than normal risk. Risks associated with the use of futures contracts and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Counterparty Risk

The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include credit default swaps, other swap agreements and structured notes. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy. The use of credit default swaps, other swap agreements and structured notes involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, the Fund may enter into swap agreements with a limited number of counterparties, and it may invest in structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Swap agreements also may be considered to be illiquid. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk

The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance.

Credit Default Swap Risk

The Fund’s investment in credit default swaps may subject the Fund to greater risks than if the Fund were to invest directly in high yield bonds. Investing in credit default swaps exposes the Fund to the credit risk of both the counterparty to the credit default swap and the issuer of the underlying reference obligation. The Fund could realize a loss on its investment if it does not correctly evaluate the creditworthiness of the issuer of the bond or other reference obligation on which the credit default swap is based, as well as the continued creditworthiness of the counterparty. Investments in credit default swaps are also subject to liquidity risk.

Debt Instrument Risk

The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay

DIREXION FUNDS PROSPECTUS	7

principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease.

Derivatives Risk

The Fund uses investment techniques, including investments in derivatives such as futures contracts, forward contracts and swaps, and other instruments that attempt to track the price movement of underlying securities or indices, which may be considered to be an aggressive investment technique. Investments in derivatives may generally be subject to market risks that may cause their prices to fluctuate over time. In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may, as of the date of this prospectus, expose the Fund to additional risks that they would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. The derivatives that the Fund may invest in include:

•

Futures. A futures contact is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.

•

Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

•

Swap Agreements. In an interest rate swap, the Fund and another party exchange the right to receive interest payments on a security or other reference rate. The terms of the instrument are generally negotiated by the Fund and its swap counterparty. In a total return swap, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on a total return from a different underlying asset or non-asset reference. Swap agreements are subject to counterparty risk, which relates to credit risk of the counterparty and liquidity risk for the swaps themselves.

Early Close/Trading Halt Risk

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

High Yield Debt Securities Risk

The Fund will invest a significant portion of its assets in securities rated below investment grade or “junk bonds.” Investments in junk bonds generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest

8	DIREXION FUNDS PROSPECTUS

rates. The U.S. is currently in a period of historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. The impact of an interest rate changes may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.

Leverage Risk

The Fund may employ leveraged investment techniques. The use of leverage may magnify the effects of changes in the value of the Fund and make them more volatile. The leveraged investment techniques that the Fund may employ could cause investors in the Fund to lose more money in adverse market environments.

Liquidity Risk

Some securities held by the Fund, including lower-quality debt instruments and derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses or realizing gains, adversely affecting Fund performance.

Market Risk

The value of the Fund’s holdings may decline in price because of changes in prices of its holdings, a broad stock market decline, or political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. These fluctuations could be a sustained trend or a drastic movement. The markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market Timing Activity Risk

Rafferty expects a significant portion of the assets of the Fund to come from professional money managers and investors who use the Fund as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Fund’s portfolio turnover, which involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund’s shareholders from distributions to them of net gains realized on the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. In addition, large movements of assets into and out of the Fund may have a negative impact on its ability to achieve its investment objective or its desired level of operating expenses. The risks associated with market timing activity and high portfolio turnover will have a negative impact on longer-term investments. Please see the “Financial Highlights” section of this Prospectus for the Fund’s historic portfolio turnover rates.

Non-Diversification Risk

The Fund is non-diversified. A non-diversified fund invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset values (“NAVs”) and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Regulatory Risk

The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

Risks of Investing in Other Investment Companies (including ETFs )

Investments in the securities of other investment companies (including ETFs) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

DIREXION FUNDS PROSPECTUS	9

ABOUT YOUR INVESTMENT

Share Price of the Fund

The Fund’s share price is known as its NAV. The Fund’s share price is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, on days that the bond markets close all day, which currently include the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (a “Bond Market Holiday”), the Fund does not calculate its NAV, even if the NYSE is open for business. On such days, orders for purchase or redemption will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday. Similarly, on days that the bond markets close early, the Fund treats the portion of the day that the bond markets are closed as a Bond Market Holiday and calculates its NAV as of the recommended closing time for the bond markets, which may be before 4:00 p.m. Eastern time, subject to the discretion of the Adviser. In such instances, orders for purchase or redemption that are received prior to the close of bond markets will receive the NAV calculated at the time of the bond markets closure, whereas orders for purchase or redemption that are received thereafter will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday. The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. dollar may fluctuate on days that foreign markets are open but the Funds are not open for business.

All shareholder transaction orders received in good form by the Fund’s transfer agent or an authorized financial intermediary by the time that the Fund calculates its NAV (as described above) will be processed at that day’s NAV. Transaction orders received after the time that the Fund calculates it NAV will receive the next calculated NAV.

Share price is calculated by dividing the Fund’s net assets by its shares outstanding. The Fund uses the following methods to price securities held in its portfolio:

•

Equity securities listed and traded principally on any domestic or foreign national securities exchange are valued at the last sales price. Exchange traded funds are valued at the last sales price prior to Valuation Time. Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price. Over-the counter securities are valued at the last sales price in the over-the-counter market. If, on a particular day, a security does not trade, then the mean between the closing bid and asked prices will be used;

•	Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index;

•

Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time or (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time;

•	Options are valued at the composite price, using National Best Bid and Offer quotes;

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Fund’s pricing service or, if such prices are unavailable, by a matrix pricing method; and

•	Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates by the Adviser under the oversight of the Board of Trustees.

Fair Value Pricing. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Fund’s pricing service does not provide a valuation for such securities, the Fund’s pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Fund calculates its NAV. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Fund may value the instruments at fair value, taking into account such events when it calculates the Fund’s NAV. Fair value determinations are

10	DIREXION FUNDS PROSPECTUS

made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Fund may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures.

Rule 12b-1 Fees

The Fund has adopted a distribution plan under Rule 12b-1 (the “Plan”) pursuant to which the Fund pays for distribution and services provided to Fund shareholders. Because Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to the Plan, the Fund may pay annual Rule 12b-1 fees of up to 0.40% of the average daily net assets. The Fund is currently not authorized to pay annual Rule 12b-1 fees

Under an agreement with the Fund, your registered investment adviser, financial planner, broker-dealer or other financial intermediary (“Financial Advisor”) may receive Rule 12b-1 fees and/or shareholder servicing fees from the Fund. In exchange, your Financial Advisor may provide a number of services, such as: placing your orders and issuing confirmations; providing investment advice, research and other advisory services; handling correspondence for individual accounts; acting as the sole shareholder of record for individual shareholders; issuing shareholder statements and reports; executing daily investment “sweep” functions; and other shareholder services as described in the Fund’s SAI. For more information on these and other services, you should speak directly to your Financial Advisor. Your Financial Advisor may charge additional account fees for services beyond those specified above.

Additional Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Adviser receives from the Fund. These payments may be made to financial intermediaries for marketing, promotional or related expenses. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase shares of the Fund or the amount investors in the Fund would receive as proceeds from the redemption of such shares and will not increase the expenses of investing in the Fund.

Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or portfolio offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser access to the financial institution’s sales force; granting the Adviser access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. Revenue sharing payments also may be made to financial intermediaries that provide various services to the Fund, including but not limited to, record keeping, shareholder servicing, transaction processing, sub-accounting services and other administrative services. The Adviser may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by the SEC, by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and by other applicable laws and regulations.

The level of revenue sharing payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

DIREXION FUNDS PROSPECTUS	11

Shareholder Services Guide

You may invest in the Fund through traditional investment accounts, including Automatic Investment Plans, individual retirement accounts (“IRAs”) (including Roth IRAs), self-directed retirement plans or company-sponsored retirement plans. Applications and descriptions of any service fees for retirement or other accounts are available directly from the Fund. You may invest directly with the Fund or through certain financial intermediaries. Any transaction effected through a financial intermediary may be subject to a processing fee. The minimum initial investment is set forth below. Rafferty may waive these minimum requirements at its discretion. Contact Rafferty if you need additional information or assistance.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Traditional Investment Accounts	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$500
Minimum Investment: Retirement Accounts (Traditional, Roth and Spousal IRAs)	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$0
By Mail

•   Complete and sign your Application. Remember to include all required documents (if any).

•   Make a check payable to “Direxion Funds” and indicate the fund you would like to purchase.

•   Send the signed Application and check to:

Direxion Funds

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.)

•   Complete an Investment Slip or provide written instructions with your name, account number and the fund in which you would like to invest.

•   Make a check payable to “Direxion Funds” and indicate the fund you would like to purchase and your account number.

•   Send the Investment Slip and check to:

Direxion Funds

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

By Wire

•   Contact Direxion at (800) 851-0511 to make arrangements to send in your Application via facsimile or mail.

•   Fax or mail the Application according to instructions the representative will give you.

•   Send the original Application to:

Direxion Funds

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

•   Call (800) 851-0511 to: (a) confirm receipt of the Application; (b) to receive an account number; and (c) a confirmation number.

Wired funds must be received prior to market close to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

•   Contact Direxion at (800) 851-0511 with your account number, the amount wired and the fund in which you want to invest.

•   You will receive a confirmation number; retain your confirmation number.

•   Instruct your bank to wire the money to:

US Bank NA, Milwaukee, WI 53202

ABA 075000022

Credit: US Bancorp Fund Services, LLC

ACCT # 112-952-137

FFC: Direxion Funds

(Your name and Direxion Account Number)

Wired funds must be received prior to market close to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

12	DIREXION FUNDS PROSPECTUS

Purchase Methods	Initial Purchases	Subsequent Purchases
By Telephone

•   If you did not decline telephone options on your account Application, your account has been open for 15 days, and you have banking information established on your account, you may purchase shares by telephone. You may not make initial investments by telephone.

•   The minimum telephone purchase is equal to the subsequent investment purchase amount for your account type.

•   Contact Direxion at (800) 851-0511 to purchase additional shares of the Fund. Orders will be accepted via the electronic funds transfer through the Automated Clearing House (“ACH”) network.

•   Shares will be purchased at the NAV calculated on the day your order is placed provided that your order is received prior to market close.

Through Financial Intermediaries	Contact your financial intermediary.	Contact your financial intermediary.

*	The Adviser may set different investment minimums for certain securities dealers, banks, and other financial institutions that provide certain shareholder services or omnibus processing for the Fund in fee-based mutual fund programs.

Contact Information

By Telephone	(800) 851-0511
Fax	(Faxes may be accepted, but must be pre-authorized by a representative. Please call (800) 851-0511 to receive authorization and the fax number.)
Internet	www.direxionfunds.com
Regular Mail	Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701
Overnight Mail	Direxion Funds Mutual Fund Services - 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

Instructions for Exchanging or Redeeming Shares

By Mail	Send written instructions sufficient to process your request to: Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701
By Telephone	(800) 851-0511 for Individual Investors (877) 437-9363 for Financial Professionals
By Internet	• Log on to www.direxionfunds.com. Establish an account ID and password by following the instructions on the site. • Follow the instructions on the site.
Through Financial Intermediaries	Contact your financial intermediary.

DIREXION FUNDS PROSPECTUS	13

ACCOUNT AND TRANSACTION POLICIES

Payment for Shares. All purchases must be made in U.S. Dollars through a U.S. bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. In addition, to prevent check fraud, the Fund does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. We are unable to accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment. If your check does not clear, you will be charged a $25.00 fee. In addition, you may be responsible for losses sustained by the Fund for any returned payment.

You will receive written confirmation by mail, but we do not issue share certificates.

Anti-Money Laundering Program. The Fund’s transfer agent will verify certain information from investors as part of the Fund’s anti-money laundering program.

The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Fund does not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five Business Days if clarifying information and/or documentation is not received.

Good Form. Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information, has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.) and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub. An Application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the Application and receives correct payment by check or wire transfer. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Fund.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to properly notify the Fund of such trade or trades. In particular, financial intermediaries that transact in shares of the Fund through the Fundserv must, in many cases, notify the Fund of trades before placing them in the Fundserv system. In the event that a financial intermediary transacts in shares of the Fund through the Fundserv system without notifying the Fund of such trades in advance, such transaction may be deemed not to have been received in good order. In practice, this means that a confirmation from a financial intermediary is not binding on the Fund. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Fund shall have the right to a return of proceeds. Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next Business Day. Please contact your financial intermediary to determine how it processes transactions in shares of the Fund.

Financial Intermediaries. If you opened your shareholder account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Financial intermediaries are responsible for placing orders promptly with the Fund and forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly. In addition, Rafferty may, from time to time, at its own expense, compensate financial intermediaries for distribution or marketing services.

14	DIREXION FUNDS PROSPECTUS

Order Policies. There are certain times when you may be unable to sell shares of the Fund or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Fund cannot determine the value of their assets or sell their holdings. The Fund reserves the right to reject any purchase order or suspend offering of their shares. Generally, the Fund may reject a purchase if it is disruptive to the efficient management of the Fund.

Telephone Transactions. For your protection, the Fund may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner. Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction. Telephone redemption and exchange transaction privileges are automatically granted, unless you declined such privileges on your account application. If you previously declined telephone privileges and would like to add this option to your account, please contact the Fund at (800) 851-0511 for instructions. IRA accounts are not eligible for telephone redemption privileges. The maximum amount that may be redeemed by telephone is $100,000.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after you make your initial minimum investment of $25,000, you authorize the Fund to withdraw the amount you wish to invest from your personal bank account on a monthly basis. The AIP requires a minimum monthly investment of $500. If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the Account Application or call the Fund at (800) 851-0511 if you have any questions. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Fund may terminate or modify this privilege at any time. You may change your investment amount or terminate your participation in the AIP at any time by notifying the Fund’s transfer agent by telephone or in writing, five days prior to the effective date of the next transaction. A fee, currently $25, will be imposed if your AIP transaction is returned.

Signature Guarantees. In certain instances when you sell shares of the Fund, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. A notary public cannot guarantee signatures. Your signature must be guaranteed if:

•	You are changing your account ownership;

•	Your account registration or address has changed in the last 30 days;

•	The redemption proceeds are payable or sent to any person, address or bank account other than the one listed on record with the Fund;

•	The sale is greater than $100,000; or

•	There are other unusual situations as determined by the Fund’s transfer agent.

Non-financial transactions including establishing or modifying certain services on an account may require a signature verification or other acceptable signature authentication.

Exchange Policies. You may exchange shares of the Fund for shares of any other fund (as well as other funds advised by Rafferty not offered in this Prospectus) at the next determined NAV after receipt of your order in good form without any charges. The Fund can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number. If your exchange establishes a new position in the Fund, you must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged. You may exchange by telephone unless you declined telephone exchange privileges on your Account Application.

Redemption Proceeds. Redemption proceeds from any sale of shares will normally be sent within seven days from the time the Fund receives your request in good order. For investments that have been made by check, payment on sales requests may be delayed until the Fund’s transfer agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 calendar days. Your proceeds will be sent via check, wire or electronic funds transfer through the ACH network using the address or bank account listed on the transfer agent’s records. You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests. This fee is in addition to any fees that may be imposed by your bank. Your proceeds will be wired only to the bank listed on the transfer agent’s records. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. The Fund also offers a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs. For more information on this option, please contact the Fund at (800) 851-0511.

Low Balance Accounts. If your total account balance falls below $10,000 due to withdrawals, then we may sell your

DIREXION FUNDS PROSPECTUS	15

shares of the Funds. We will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell your shares and send you the proceeds. We will not sell your shares if your account value falls due to market fluctuations.

Redemption In-Kind. The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Short-Term Trading. The Fund anticipates that a significant portion of its assets will come from professional money managers and investors who use the Fund as part of their “asset allocation” and/or “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading increases the rate of the Fund’s portfolio turnover, which increases the overall expenses of managing the Fund, due to increased brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. In addition, frequent trading may dilute the value of Fund shares held by long-term shareholders and may interfere with the efficient management of the Fund’s portfolios. Although the Fund reserves the right to reject any purchase orders or suspend the offering of Fund shares, the Fund does not currently impose any trading restrictions on Fund shareholders nor actively monitors for trading abuses. The Funds’ Board of Trustees has approved the short-term trading policy of the Fund. The costs associated with the Fund’s portfolio turnover will have a negative impact on longer-term investors as noted previously in the Prospectus.

Electronic Delivery of Reports. Fund shareholders can save paper by electing to receive their account documents by e-mail in place of paper copies. You may choose electronic delivery for Prospectuses, supplements, Annual and Semi-Annual Reports. To enroll in E-Delivery you can opt-in when completing a direct account application with Direxion Funds. You can also register, cancel, change your e-mail address or change your consent options by logging onto www.direxionfunds.com/edelivery.

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Shareholder Inactivity. Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in the Fund may be transferred to that state.

MANAGEMENT OF THE FUND

Rafferty provides investment services to the Fund. Rafferty attempts to manage the investment of the Fund’s assets consistent with its investment objective, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019. As of August 30, 2013, the Adviser had approximately $6.9 billion in assets under management.

Under an investment advisory agreement (“Advisory Agreement”) between the Fund and Rafferty, the Fund pays Rafferty fees at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2012, the Adviser received net management fees as a percentage of average daily net assets of 0.60%.

A discussion regarding the basis on which the Board of Trustees approved the Advisory Agreement is included in the Fund’s Annual Report to shareholders for the period ended August 31, 2012.

Rafferty has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by the Fund, has contractually agreed to pay all expenses of the Fund through September 1, 2015 other than the following: management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.

An investment team of Rafferty employees has the day-to-day responsibility for managing the Fund. The investment team generally decides the target allocation of the Fund’s investments and on a day-to-day basis an individual portfolio manager executes transactions for the Fund consistent with

16	DIREXION FUNDS PROSPECTUS

the target allocation. The portfolio managers rotate among the Fund and other funds advised by Rafferty not offered in this Prospectus periodically so that no single portfolio manager is responsible for a specific Fund for extended periods of time. The members of the investment team that are jointly and primarily responsible for the day-to-day management of the Fund are Paul Brigandi and Tony Ng.

Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004 and a Portfolio Manager for the Fund since October 2010. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.

Mr. Ng has been a Portfolio Manager at Rafferty since April 2006 and a Portfolio Manager for the Fund since October 2010. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.

The Fund’s SAI provides additional information about the investment committee members’ compensation, other accounts they manage and their ownership of securities in the Fund.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions. The Fund distributes dividends from its net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

The Fund also distributes any realized net capital gains and net gains from foreign currency transactions, if any, at least annually. The Fund realizes capital gains mainly from sales of its portfolio assets for a profit.

Dividends and other distributions (collectively, “distributions”) will be reinvested in additional distributing Fund shares automatically at the Fund’s NAV per share unless you request otherwise in writing or via telephone. The Fund reserves the right, if you elect to receive distributions from the Fund by check and the U.S. Postal Service cannot deliver the check or the check remains uncashed for six months, to reinvest the check in your account, without interest, in additional Fund shares at the then-current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. The check will not be held separate from the shares in your account.

Due to the pattern of purchases and redemptions in the Fund, its total net assets may fluctuate significantly over the course of a year. Because the Fund may declare and pay distributions at any time, an investor may receive a distribution, which may be taxable, shortly after making an investment in the Fund.

Taxes. Federal income tax consequences of a distribution will vary depending on whether the distribution is from net investment income, net foreign currency gains, or net capital gains and, in the latter case, how long the Fund has held the assets the sale of which generated the gains, not how long you held your Fund shares. Distributions of net gains on sales of assets held for one year or less, and distributions of certain foreign currency gains, are taxed as dividends (that is, ordinary income). Distributions of gains on sales of assets held longer than one year (long-term capital gains), and distributions of other foreign currency gains are taxed at lower capital gains rates.

The following table illustrates the potential tax consequences for taxable accounts (of individual shareholders):

Type of Transaction	Federal Tax Rate/Treatment*
Dividend (other than “qualified dividend income” (“QDI”) (see below)) distribution	Ordinary income rate
Distribution of QDI	Long-term capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Redemption or exchange of Fund shares owned for more than one year	Long-term capital gain or loss
Redemption or exchange of Fund shares owned for one year or less	Gain is taxed at the same rate as ordinary income; loss is subject to special rules

*	Tax consequences for tax-deferred retirement accounts (such as 401(k) plan accounts and IRAs) or non-taxable shareholders will be different. You should consult your tax specialist for more information about your personal situation.

DIREXION FUNDS PROSPECTUS	17

QDI consists of dividends the Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other restrictions regarding the stock on which the dividends were paid. (Dividends received from other investment companies, including ETFs that are taxed as RICs, will only qualify for QDI treatment to the extent that the other investment company reports the qualifying portion to its shareholders in writing.) The Fund’s dividends attributable to its QDI are taxed to individual shareholders at long-term capital gains rates (see the next paragraph) for shareholders who satisfy those restrictions regarding their Fund shares. A portion of the Fund’s dividends (excluding dividends from foreign corporations) also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.

Net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) an individual or certain other non-corporate shareholder realizes on a redemption or exchange of Fund shares is subject to federal income tax at a 15% maximum rate for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts.

If you are a non-retirement account shareholder of the Fund, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable redemption transactions, including, for redeemed shares that were acquired after December 31, 2011 (“Covered Shares”), basis information and whether they had a short-term (one year or less) or long-term (more than one year) holding period. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of a calendar year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a taxable non-corporate shareholder of the Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold and remit to the Internal Revenue Service (“IRS”) 28% of all dividends and other distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you. If you are such a shareholder and are otherwise subject to backup withholding, the Fund also is required to withhold and remit to the IRS the same percentage of all dividends and other distributions otherwise payable to you. Any tax withheld may be applied against your tax liability when you file your tax return.

A shareholder’s basis in Covered Shares will be determined in accordance with the Fund’s default method, which currently is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method the Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

For taxable years beginning after December 31, 2012, an individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions the Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

MASTER/FEEDER OPTION

The Fund may in the future operate under a master/feeder structure. This means that the Fund would be a “feeder” fund that attempts to meet its objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Fund that invests therein. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Fund without seeking shareholder approval. However, the Trustees’ approval will be given only if the investment(s) in the master fund(s) is (are) in the best interests of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive a 30-day notice prior to the implementation of the master/feeder structure for your Fund.

18	DIREXION FUNDS PROSPECTUS

INDEX DESCRIPTIONS

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the US Dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes Emerging Markets debt.

The Lipper High Yield Bond Fund Index is the average of the 30 largest mutual funds in the Lipper High Current Yield Bond Fund category. These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

DIREXION FUNDS PROSPECTUS	19

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the shares of the Fund for the periods indicated. Except for the six-month period from September 1, 2012 to February 28, 2013, the information set forth below was audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report, which is available upon request. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/Period	Total Return[3]	Net Assets, End of Year/Period (,000)					Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[1]	Portfolio Turnover Rate[4]
												Including Short Dividends		Excluding Short Dividends
												Total Expenses[1]	Net Expenses[1]	Total Expenses[1]	Net Expenses[1]
Dynamic HY Bond Fund
Six Months Ended February 28, 2013 (Unaudited)	$14.5824	$0.3495	$0.1449	$0.4944	$(0.9657)	$—	$—	$(0.9657)	$14.1111	3.49%[8]	$12,163	—	—	1.75%	1.60%	4.77%[5]	256%[8]
Year ended August 31, 2012	13.93	0.6559	0.4901	1.1460	(0.4936)	—	—	(0.4936)	14.5824	8.41%	85,077	—	—	1.75%	1.60%	4.64%[5]	508%
Year ended August 31, 2011	14.07	0.35	0.41	0.76	(0.90)	—	—	(0.90)	13.93	5.48%	5,552	—	—	1.86%	1.84%	2.34%[5]	995%
Year ended August 31, 2010	13.53	(0.26)	1.45	1.19	(0.65)	—	—	(0.65)	14.07	8.82%	7,708	—	—	1.85%	1.85%	(1.74%)	0%
Year ended August 31, 2009	16.38	(0.17)[6]	(1.57)	(1.74)	(1.11)	—	—	(1.11)	13.53	(10.73%)	29,206	1.75%	1.73%	1.75%	1.73%	(1.24%)[7]	889%
Year ended August 31, 2008	18.67	0.32	(1.38)	(1.06)	(1.23)	—	—	(1.23)	16.38	(5.85%)	25,924	—	—	1.74%	1.74%	1.80%	241%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]

Net investment income (loss) ratio before expense reimbursement/recoupment for the six months ended February 28, 2013 and the years ended August 31, 2012 and August 31, 2011 was 4.62%, 4.49% and 2.32%, respectively.

[6]	Net investment income (loss) before interest on short positions for the year ended August 31, 2009 was $(0.17).
[7]	Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the year ended August 31, 2009 was (1.24)%.
[8]	Not annualized.

20	DIREXION FUNDS PROSPECTUS

DIREXION DYNAMIC HY BOND FUND

PROSPECTUS

1301 Avenue of the Americas (6th Avenue), 35th Floor	New York, New York 10019	(800) 851-0511

MORE INFORMATION ON THE DIREXION FUNDS

Statement of Additional Information (“SAI”):

The Fund’s SAI contains more information on the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:

The Fund’s reports provide additional information on its investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Fund’s performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	Direxion Funds P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Call:	(800) 851-0511
By Internet:	www.direxionfunds.com

These documents and other information about the Fund can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Rafferty Capital Markets, LLC, Distributor

1010 Franklin Avenue, 3rd Floor

Garden City, New York 11530

SEC File Number: 811-8243

DIREXION FUNDS

STATEMENT OF ADDITIONAL INFORMATION

1301 Avenue of the Americas (6th Avenue), 35th Floor

New York, New York 10019

(800) 851-0511

Direxion Dynamic HY Bond Fund (PDHYX)

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund, that offers shares of a variety of investment portfolios to the public. This Statement of Additional Information (“SAI”) relates to one of those portfolios, the Direxion Dynamic HY Bond Fund (the “Fund”).

This SAI, dated September 24, 2013, is not a prospectus. It should be read in conjunction with the Fund’s Prospectus dated September 24, 2013 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

Dated: September 24, 2013

i

ii

SHAREHOLDER AND OTHER INFORMATION	34

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	34

Dividends and other Distributions	34
Taxes	34

FINANCIAL STATEMENTS	38

APPENDIX A: DESCRIPTION OF CORPORATE BOND RATINGS	A-1

APPENDIX B	B-1

iii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of numerous separate series, one of which is included in this SAI. On April 28, 2006, the Trust changed its name to Direxion Funds. Prior to that date, the Trust was known as Potomac Funds.

This SAI relates only to the Fund.

CLASSIFICATION OF THE FUND

The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. The Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

The Fund’s classification as a “non-diversified” investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The Fund, however, intends to continue to meet certain tax-related diversification standards for each quarter of its taxable year.

INVESTMENT POLICIES AND TECHNIQUES

The Fund is an actively managed Fund that seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments.

The Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield debt instruments, commonly referred to as “junk bonds,” or derivatives of such instruments. The Fund may engage in the types of transactions discussed below and in the Fund’s Prospectus. There is no assurance that any method of investment available to the Fund will result in the achievement of its objectives.

This section provides a detailed description of the securities in which the Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

Asset-Backed Securities

The Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments. The Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely the Fund’s ability to resell when it deems advisable to do so.

The Fund may invest in foreign money market instruments, which typically involve more risk that investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. The Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Group (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), and in other lower quality commercial paper.

Caps, Floors and Collars

The Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially or entirely offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. The Fund may be both a buyer and seller of these instruments. In addition, the Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Fund may vary from the typical examples described here.

Corporate Debt Securities

The Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. The Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Common Stocks. The Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. The Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, the Fund may invest in the lowest credit rating category.

Preferred Stock. The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Fund may invest in the lowest credit rating category.

Warrants and Rights. The Fund may purchase warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Securities

The Fund may have both direct and indirect exposure through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Illiquid Investments and Restricted Securities

The Fund may purchase and hold illiquid investments. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC, the Fund’s investment adviser, (“Rafferty” or “Adviser”) has determined under Board-approved guidelines are liquid. The Fund, however, currently does not anticipate investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

The Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.

Interest Rate Swaps

The Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the fund’s custodian. The Fund will not enter into any interest rate swap unless Rafferty believes that the other party to the transaction is creditworthy. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, some interest rate swaps are, and more in the future may be, centrally cleared. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Junk Bonds

The Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, often called “junk bonds.”

Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis or not, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their ratings of a fixed-income security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Options, Futures and Other Derivative Strategies

General. The Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.” Pursuant to a claim for exemption filed with the National Futures Association, the Fund is not deemed to be a commodity pool operator or a commodity pool under the CEA. However, the registration exclusion was amended in February 2012, and such amendments took effect on April 24, 2012.

Under these amendments, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).

The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape. In this regard, any further amendment to the CEA or its related regulations that subject the Fund to additional regulation may have adverse impacts on the Fund’s operation and expenses.

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), NYSE MKT LLC® (the “AMEX®”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Forward Contracts. The Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

The Fund may invest in the securities of other investment companies, including open- and closed-end funds, and in exchange-traded funds. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. The Fund intends to limit investments in securities issued by other investment companies in accordance with the 1940 Act.

The Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If the Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’ shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Also, to the extent that an ETF has exemptive relief under Section 12(d)(1)(j), the Fund may rely on that exemptive relief to exceed the limits imposed by Section  12(d)(1)(a).

Repurchase Agreements

The Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, the Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. The Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.

The Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

The Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitation on borrowing.

Short Sales

The Fund may engage in short sale transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.

Swap Agreements

The Fund may enter into swap agreements. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

An interest rate swap is an agreement between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time. For example, two parties may agree to exchange interest payments on variable and fixed rate instruments. The Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or a portion of its bond portfolio.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). The Fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, if the Fund invested in total return commodity swaps, it would receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap. The Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, the Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. The Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are generally two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into a swap agreement with respect to an index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the underlying securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, as discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Unrated Debt Securities

The Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae®, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“Ginnie Mae®”), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac®, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae®”).

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae® and Freddie Mac® had been placed in conservatorship. Since that time, Fannie Mae® and Freddie Mac® have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Freddie Mac® and Fannie Mae® preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. From the end of 2007 through the third quarter of 2012, Fannie Mae® and Freddie Mac® required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $46 billion in dividends. Fannie Mae® and Freddie Mac® ended the third quarter of 2012 with positive net worth and, as a result, neither required a draw from the U.S. Treasury. (Freddie Mac® also has reported positive net worth as of the fourth quarter of 2012.) While the U.S. Treasury committed to offset negative equity at Fannie Mae® and Freddie Mac® through its preferred stock purchases through 2012, FHFA has made projections for those purchases through 2015, predicting that cumulative U.S. Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Nonetheless, no assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that Fannie Mae® and Freddie Mac® remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by Fannie Mae® and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down Fannie Mae® and Freddie Mac® by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae® and Freddie Mac® increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae® or Freddie Mac® on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether Freddie Mac® and Fannie Mae® should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae® and Freddie Mac® also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of Freddie Mac® and Fannie Mae® is in serious question as the U.S. Government considers multiple options.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

Zero-Coupon Securities

The Fund may invest in zero-coupon bonds of any rating or maturity. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value (“original issue discount” or “OID”). The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Other Investment Risks and Practices

Borrowing. The Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Fund’s NAV and on the Fund’s investments. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, the Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities. The Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing any combination of short-term government securities and cash as collateral with the Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While the Fund’s portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. The Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on a four-business days notice or by the borrower on a one-day notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. The Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover. The Trust anticipates that the Fund’s will have very high portfolio turnover due to the active management of its portfolio.

The Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of the Fund’s investments may have a remaining maturity of less than one year; in that case, the portfolio turnover rate for that period would be equal to zero. However, the Fund’s portfolio turnover rate, calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund’s shareholders from the Fund’s distributions to them of any net capital gains recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s after-tax performance.

In 2011, the Fund experienced a high number of purchases and sales of Fund shares, necessitating multiple adjustments to Fund holdings. Because these adjustments occurred in a period of lower overall assets for the Fund the resulting portfolio turnover was significantly higher than the Fund experienced in 2012, when trends in purchases and sales of Fund shares were not as dramatic and overall Fund assets were steadily increasing.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of the Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

The Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

The Fund shall not:

1.	Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.	Underwrite securities of any other issuer.

3.	Purchase, hold, or deal in real estate or oil and gas interests.

4.	Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

5.	Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

6.	Issue any “senior security” (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Limitation 4 above and 7 below; and (3) the Fund may make short sales of securities.

7.	Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets; (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund’s total assets; (3) to enter into reverse repurchase agreements; or (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.	Invest more than 25% of the value of its net assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for the Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for the Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing the Fund; however, not all such services may be used by Rafferty in connection with the Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by the Fund.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by the Fund for the fiscal years shown are set forth in the table below. As discussed in the Prospectus, Rafferty expects a significant portion of the assets of the Fund to come from professional money managers and investors who use the Fund as part of “asset allocation” and “market timing” investment strategies. If a large number of investors purchase or sell the Fund, the Fund will need to reposition its portfolio and incur related brokerage fees. Depending on frequency and magnitude of these portfolio transactions, over the course of a year the total impact on brokerage fees paid can vary greatly from year to year. Additionally, the Fund will invest significantly in over-the-counter financial instruments with negotiated terms. These financial instruments often include a provision that requires the Fund to close out its position during periods of higher market volatility. In such instances, the Fund would then reinvest in similar financial instruments in order to continue to seek its investment objective. As a result, depending on the market volatility that the Fund has experienced in the course of a year, the resulting brokerage commissions could vary significantly.

Fiscal Year	Brokerage Fees Paid
Year Ended August 31, 2012	$310,225
Year Ended August 31, 2011*	$327,483
Year Ended August 31, 2010	$14,938

*	In 2011, the Fund shifted its investment style from investments that primarily do not incur brokerage charges to those which incur customary brokerage charges. This shift was consistent with the Fund’s investment strategy.

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Fund’s portfolio investments to ensure that such disclosure is in the best interests of the Fund’s shareholders. In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Fund. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as S&P® and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing the complete portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days. In addition, the Fund’s President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

In addition, the Fund’s service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to the Fund. In no event shall the Advisers, their affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Fund’s shareholders and Rafferty, the distributor and their affiliates or employees and any affiliated person of the Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts, as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty, U.S. Bancorp Fund Services, LLC (“USBFS”) and Alaric Compliance Services, LLC (“Alaric”), and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. Rafferty, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Fund. In addition, under the general oversight of the Board, Rafferty and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. The CCO and senior officers of Rafferty, USBFS and Alaric regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to the Fund’s investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS, Alaric or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.

The CCO also reports regularly to the Board on Fund valuation matters. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program.

Board Structure and Related Matters

Board members who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Fund’s independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.

The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 1 portfolio within the Direxion Insurance Trust, 18 portfolios within the Direxion Funds and 125 portfolios within Direxion Shares ETF Trust. The same persons who constitute the Board also constitute the board of trustees of the Direxion Insurance Trust. In addition, the Independent Trustees constitute two-thirds of the board of trustees of the Direxion Shares ETF Trust.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of December 31, 2012. Each of the Independent Trustees of the Trust also serve on the Board of the Direxion Insurance Trust and Direxion Shares ETF Trust, the other registered investment companies in the Direxion mutual fund complex. In addition, Mr. Rafferty serves on the Board of the Direxion Insurance Trust. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Lawrence C. Rafferty(1) Age: 71	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	19	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 70	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	144	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation (s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John Weisser Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	144	Director, Eclipse Funds (2 Funds), Eclipse Funds, Inc. (1 Fund); Director, The MainStay Funds Trust (28 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (28 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisers Alternative Strategy Fund (1 Fund)..

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.
(2)	The Direxion Family of Investment Companies consists of the Direxion Funds, which, as of the date of this SAI, offers for sale to the public 17 of the18 portfolios currently registered with the SEC, the Direxion Insurance Trust, which, as of the date of this SAI, offers for sale 1 portfolio, and the Direxion Shares ETF Trust, which, as of the date of this SAI, offers for sale to the public 50 of the 125 funds currently registered with the SEC.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Lawrence C. Rafferty: Mr. Rafferty has extensive experience in financial services businesses, including as chairman and chief executive officer of Rafferty. He has served on the boards of both a private university and a childcare agency. He also has multiple years of service as a Trustee.

Gerald E. Shanley III: Mr. Shanley has audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.

John Weisser: Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.

Board Committees

The Trust has an Audit Committee, consisting of Messrs. Weisser and Shanley. The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met four times during the Trust’s most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Weisser and Shanley, each of whom is a disinterested member of the Board. The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to the Fund with attention to the Nominating Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee did not meet during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser and Shanley. The members of the Qualified Legal Compliance Committee are not “interested” persons (as defined in the 1940 Act) of the Trust. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 45	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	125	N/A

Eric Falkeis: Age: 40	President	One Year; Since 2013	President, Rafferty Asset Management, LLC, since March 2013; formerly, Senior Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	N/A	Trustee, Professionally Managed Portfolios (35 Funds)

Angela Brickl Age: 37	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	General Counsel and Chief Compliance Officer, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – Aug 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.
(2)	The Direxion Family of Investment Companies consists of the Direxion Funds, which, as of the date of this SAI, offers for sale to the public 17 of the 18 portfolios currently registered with the SEC, the Direxion Insurance Trust, which, as of the date of this SAI, offers for sale 1 portfolio, and the Direxion Shares ETF Trust, which, as of the date of this SAI, offers for sale to the public 50 of the 125 funds currently registered with the SEC.

The following table shows the amount of equity securities owned in the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2012:

Dollar Range of Equity Securities Owned:	Interested Trustee:	Non-Interested Trustees:
	Lawrence C. Rafferty	Gerald E. Shanley III	John Weisser
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	$0	$0	$50,001 - $100,000

(1)	The Direxion Family of Investment Companies consists of the Direxion Funds which, as of the date of this SAI, offers for sale to the public 17 of the 18 portfolios currently registered with the SEC, the Direxion Insurance Trust which, as of the date of this SAI, offers for sale 1 portfolio and the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 50 of the 125 funds currently registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust.

The following tables show the compensation earned by each Trustee for the Trust’s fiscal year ended August 31, 2012.

Name of Person, Position	Aggregate Compensation From the Direxion Dynamic HY Bond Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Disinterested Trustees
Daniel J. Byrne(2)	$946	$0	$0	$100,000
Gerald E. Shanley III	$946	$0	$0	$100,000
John Weisser	$946	$0	$0	$100,000

(1)	For the fiscal year ended August 31, 2012 trustees’ fees and expenses in the amount of $75,000 were incurred by the Trust.
(2)	Effective June 24, 2013, Mr. Byrne resigned as a Trustee of the Trust.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of August 30, 2013, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Direxion Dynamic HY Bond Fund

Name and Address	Parent Company	Jurisdiction	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	Fidelity Management & Research Co.	DE	97.62%

In addition, as of August 30, 2013, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

Investment Adviser

Rafferty Asset Management, LLC, 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019, provides investment advice to the Fund. Rafferty was organized as a New York limited liability company in June 1997. Lawrence C. Rafferty controls Rafferty through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and Rafferty, Rafferty provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Fund, in compliance with the 1940 Act. The Advisory Agreement with respect to the Fund continued in force for an initial period of two years after the date of its approval. The Advisory Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Pursuant to the Advisory Agreement, the Fund pays Rafferty 0.75% at an annual rate based on its average daily net assets. Rafferty has contractually agreed to waive 0.15% of this fee for the Fund, so that it does not exceed 0.60%, through September 1, 2015.

The table below shows the amount of advisory fees incurred by the Fund and the amount of fees waived and/or reimbursed by Rafferty for the fiscal years ended August 31.

Direxion Dynamic HY Bond Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser	Net Fees Paid to Advisor
Year Ended August 31, 2012	$1,477,298	$295,459	$1,181,839
Year Ended August 31, 2011	$1,410,592	$41,024	$1,369,568
Year Ended August 31, 2010	$438,195	$0	$438,195

Additionally, Rafferty has entered into an Operating Services Agreement with the Fund. Under this Operating Service Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by the Fund, has contractually obligated to pay all Fund expenses through September 1, 2015 other than the following: excluding, management fees, distribution and/or service fees, shareholder service fees, Acquired Fund Fees and Expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This agreement may be terminated at any time by the Board of Trustees.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the Fund’s distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by the Fund, subject to certain restrictions.

Portfolio Manager

An investment team of Rafferty employees has the day-to-day responsibility for managing the Fund. The members of the investment team that are jointly and primarily responsible for the day-to-day management of the Fund are Paul Brigandi and Tony Ng. In addition to the Fund, the team manages the following other accounts as of July 31, 2013:

Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	77	$7.32 Billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$50 Million	0	$0

Rafferty manages no other accounts with an investment objective similar to that of the Fund. However, the Fund may invest in the same securities but the nature of each investment may be opposite and in different proportions. Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which Funds purchasing or selling the same security receive the same closing price.

Rafferty has not identified any additional material conflicts between the Fund and other accounts managed by the investment committee. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from the Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

The investment committee’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment committee’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment committee’s salary and bonus are not based on the Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment committee may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

The members of the investment team do not own any shares of the Fund as of August 31, 2012.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of Rafferty are attached as Appendix B. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

More Information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Fund. U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53202, an affiliate of the Administrator, provides custodian services to the Fund.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets. The Administrator also is entitled to certain out-of-pocket expenses.

The tables below show the amount of administrative and management services fees incurred by the Fund to the Administrator for the fiscal year ended August 31.

Fiscal Year	Fees Paid to the Administrator
Year Ended August 31, 2012	$109,594
Year ended August 31, 2011	$89,274
Year ended August 31, 2010	$29,620

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets. The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank N.A. serves as the custodian of the Fund’s assets. The Custodian holds and administers the assets in the Fund’s portfolios. Pursuant to the Custodian Agreement, the Custodian receives an annual fee based on the Trust’s total average daily net assets. The Custodian also is entitled to certain out-of-pocket expenses. U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which the Fund may invest. In recognition of this revenue, the Fund may receive a credit from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Fund.

Distributor

Rafferty Capital Markets, LLC, 1010 Franklin Avenue, 3rd Floor, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended October 31, 2012, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust with respect to each other series of the Trust. Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan and Service Fees

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Plan of Distribution (the “Plan”) for shares of the Fund pursuant to which the Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Fund’s principal underwriter, and Rafferty may have a direct or indirect financial interest in the Plan or any related agreement.

Pursuant to the Plan, the Fund may pay up to 1.00% of the shares’ average daily net assets. The Board has authorized the Fund to pay 0.25% of the Fund’s average daily net assets.

In addition, the Board approved a separate annualized shareholder services fee of 0.25% of its average daily net assets. The fee compensates service providers and/or financial intermediaries for shareholder services provided to the Fund, including but not limited to: (a) answering shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and other matters pertaining to the Fund; (b) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (c) assisting shareholders in arranging for processing of purchase, exchange and redemption transactions; (d) assisting in the enhancement of relations and communication between shareholders and the Fund; (e) assisting in the maintenance of Fund records containing shareholder information; and (g) providing such other related personal services as the shareholder may request.

Under an agreement with the Fund, your Financial Advisor may provide services, as described in the Prospectus, and as described above, and receive Rule 12b-1 fees and or shareholder servicing fees from the Fund.

The Plan was approved by the Trustees and the Independent Trustees of the Fund. In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan permits payments to be made by the Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payments by the Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

The table below show the amount of Rule 12b-1 fees incurred and the allocation of such fees by the Fund for the fiscal year ended August 31, 2012.

12b-1 Fees Paid
$492,432

Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Direxion Dynamic HY Bond Fund	$403,794	$0	$9,849	$4,924	$59,092	$14,773

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 5 Times Square, New York, New York 10036, is the independent registered public accounting firm for the Trust. The Financial Statements of the Fund for the fiscal years ended August 31, 2012 have been audited by E&Y and are incorporated by reference herein, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business (“Business Day”). However, on days that the bond markets close all day (a “Bond Market Holiday”), the Fund does not calculate its NAV, even if the NYSE is open for business. On such days, orders for purchase or redemption will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday. Similarly, on days that the bond markets close early, the Fund treats the portion of the day that the bond markets are closed as a Bond Market Holiday and calculates its NAV as of the recommended closing time for the bond markets, which may be before 4:00 p.m. Eastern time, subject to the discretion of the Adviser. In such instances, orders for purchase or redemption that are received prior to the close of bond markets will receive the NAV calculated at the time of the bond markets closure, whereas orders for purchase or redemption that are received thereafter will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday. The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In addition to these holidays, the Bond Market is not open on Columbus Day and Veterans’ Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.

If, on a particular day, an exchange-traded security does not trade, then the mean between the closing bid and asked prices will be used. All equity securities that are not traded on a listed exchange held by the Fund will be valued at the last sales price in the OTC market, or, if no sales price is reported, the mean of the last bid and asked price is used. Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of the Fund, exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on exchanges where the options are traded. If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non-exchange traded options are valued at the mean between the last bid and asked quotations.

The prices of futures contracts are valued either at the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the close of regular trading or at the last sales price prior to the close of regular trading if the settlement prices established by the exchange reflects trading after the close of regular trading.

Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency.

Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. Other debt securities (including credit default swaps) are valued by using either the closing bid and ask prices provided by the Fund’s pricing service or the mean between the closing bid and ask prices provided by brokers that make markets in such instruments, or if such prices are unavailable, by a pricing matrix method. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service.

Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Fund are valued at fair value.

For purposes of calculating its daily NAV, the Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”). However, the Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when the Fund receives substantial redemptions. Such redemptions can result in an adverse impact on the Fund’s NAV when there is a disparity between the trade price and the closing price of the security. Thus, the Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on the Fund’s NAV.

REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act, which obligates the Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the Fund’s NAV, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines NAV. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities. Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem shares of the Fund by telephone. When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following the Fund’s receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days). To avoid redemption delays, purchases should be made by direct wire transfer.

A redemption request will be considered to be received in “good order” if:

•	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

•	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

•	Any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

•	The signatures on any written redemption request in excess of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Funds Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets or disposal of the Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of the Fund’s shareholders.

Anti-Money Laundering

The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to the Fund’s Customer Identification Program, the Fund’s transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by the Fund before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

SHAREHOLDER AND OTHER INFORMATION

Each share of the Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each class of the Fund has equal voting rights, except that, in matters affecting only a particular class, only shares of that class are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust’s or the Fund’s operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and other Distributions

As stated in the Prospectus, the Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OID and market discounts, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of the Fund’s NAV per share. The Fund also distributes its net short-term capital gain, if any, annually but may make more frequent distributions thereof if necessary to avoid income or excise taxes. The Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. The Trustees may revise this distribution policy, or postpone the payment of distributions, if the Fund has or anticipates any large unexpected expense, loss, or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.

Taxes

Taxation of Shareholders. Dividends (including distributions of the excess of net short-term capital gain over net long-term capital loss (“short-term gain)) the Fund distributes, if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute QDI, regardless of whether the dividends are reinvested in Fund shares or received in cash. Distributions of the Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.

A shareholder’s redemption of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares. An exchange of Fund shares for shares of another fund advised by Rafferty generally will have similar consequences. If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus.

Regulated Investment Company Status. The Fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for treatment as a RIC. If the Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. For the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from the following sources (collectively, “Qualifying income”) (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“IRS”) has ruled that income from a derivative contract on a commodity index generally is not Qualifying Income.

Although the Fund intends to continue to satisfy all the foregoing requirements, there is no assurance that the Fund will be able to do so. The investment by the Fund primarily in options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation the Fund uses, pursuant to which it would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the IRS, which might apply a different method resulting in disqualification of the Fund.

If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends — that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”), which is subject to a maximum federal income tax rates for individuals and certain other non-corporate shareholders described in the Prospectus — to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

Excise Tax. The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Income from Foreign Securities. Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. The Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) — except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap or similar agreement — in which the Fund may invest may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that the Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which the Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

If a call option written by the Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If the Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and the Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by the Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If the Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

*    *    *    *    *

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Fund. No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Fund and to distributions therefrom.

Capital Loss Carryovers. As of August 31, 2012, the Fund had capital loss carryovers on a tax basis of:

	Short-Term	Long-Term	Total
Direxion Dynamic HY Bond Fund	$9,436,010	$—	$9,436,010

Pursuant to the Regulated Investment Company Modernization Act of 2010, capital losses sustained in future taxable years will not expire and may be carried over without limitation.

FINANCIAL STATEMENTS

The financial statements for the Fund are incorporated by reference from the Fund’s Annual Report to shareholders dated August 31, 2012 and the Fund’s Semi-Annual Report to shareholders dated February 28, 2013.

To receive a copy of the Prospectus or Annual or Semi-Annual Report to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc. and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Investors Service – Municipal Bond Ratings

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard and Poor’s – Long-Term Corporate and Municipal Bond Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service – Short-Term Ratings

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard and Poor’s – Short-Term Municipal Ratings

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s Investors Service – Commercial Paper Ratings

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard and Poor’s – Commercial Paper Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation , including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

APPENDIX B

DIREXION FUNDS

DIREXION INSURANCE TRUST

PROXY VOTING POLICIES AND PROCEDURES

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues. With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Funds and the Direxion Insurance Trust (collectively, the “Trust”). ISS prepares custom research and votes per their recommendation. If we agree with their recommendation, no action is required. However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.	Duty to Vote Proxies

Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.

To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations. Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.

II.	Guidelines for Voting Proxies

Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as outlined below. Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation. Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.	Review and Compliance

It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank. Reports are verified monthly through ISS’s Votex website. ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year. US Bank files the NP-X with the SEC on the Trust’s behalf. These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of the Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•	Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

•	The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

•	The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

•	An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•	The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•	Market reaction - How has the market responded to the proposed deal?

•	Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s length? Was the process fair and equitable?

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•	Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites for non-employee directors; and

•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information; or,

•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s net asset value;

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

DIREXION FUNDS

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	(i)	Declaration of Trust dated June 3, 1997 is herein incorporated by reference from the Direxion Funds’ (the Trust”) Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on June 6, 1997.

	(ii)	Amendment to the Declaration of Trust dated April 5, 2006 is herein incorporated by reference from the Post-Effective Amendment No. 65 to the Trust’s Registration Statement filed on Form N-1A with the SEC on May 1, 2006.

(b)		By-Laws dated June 3, 1997 are herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the SEC on June 6, 1997.

(c)		Instrument Defining Rights of Security Holders – None.

(d)	(i)(A)	Form of Investment Advisory Agreement between the Trust and Rafferty Asset Management, LLC (“RAM”) is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed with the SEC on September 18, 1997.

	(i)(B)	Amendment to Schedule A of the Investment Advisory Agreement is herein incorporated by reference from Post-Effective Amendment No. 138 to the Trust’s Registration Statement filed with the SEC on September 3, 2013.

	(ii)	Form of Subadvisory Agreement between Horizon Capital Management Inc. and RAM is herein incorporated by reference from Post-Effective Amendment No. 33 to the Trust’s Registration Statement filed with the SEC on September 2, 2004.

	(iii)	Form of Subadvisory Agreement between Wilshire Associates, Inc. and RAM is herein incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s Registration Statement filed with the SEC on February 27, 2009.

(e)	(i)(A)	Amended and Restated Distribution Agreement between the Trust and Rafferty Capital Markets, Inc. (“RCM”) is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

	(i)(B)	Amendment to Schedule A and Schedule B of the Amended and Restated Distribution Agreement between the Trust and RCM is herein incorporated by reference from Post-Effective Amendment No. 138 to the Trust’s Registration Statement filed with the SEC on September 3, 2013.

	(ii)	Form of Dealer Agreement is herein incorporated by reference from Post-Effective Amendment No. 5 to the Trust’s Registration Statement filed with the SEC on November 17, 1999.

(f)		Bonus or Profit Sharing Contracts – None.

(g)	(i)	Custody Agreement dated March 17, 2010 is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

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(h)	(i)	Transfer Agent Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

	(ii)	Fund Accounting Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

	(iii)(A)	Fund Administration Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

	(iii)(B)	First Amendment to the Fund Administration Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 123 to the Trust’s Registration Statement filed with the SEC on August 27, 2012.

	(iv)(A)	Fulfillment Servicing Agreement is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed with the SEC September 18, 1997.

	(iv)(B)	Amendment to Exhibit A of the Fulfillment Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 65 to the Trust’s Registration Statement filed with the SEC on May 1, 2006.

	(v)(A)	Form of Operating Services Agreement is herein incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s Registration Statement filed with the SEC on July 2, 2009.

	(v)(B)	Amendment to Schedule A of the Operating Services Agreement is herein incorporated by reference from Post-Effective Amendment No. 138 to the Trust’s Registration Statement filed with the SEC on September 3, 2013..

(i)		Opinion and consent of counsel – filed herewith.

(j)		Power of Attorney and Certified Resolutions is herein incorporated by reference from Post-Effective Amendment No. 138 to the Trust’s Registration Statement filed with the SEC on September 3, 2013.

(k)		Omitted Financial Statements – None.

(l)		Letter of Investment Intent dated September 2, 1997 filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on September 18, 1997.

(m)	(i)(A)	Investor Class Plan pursuant to Rule 12b-1 dated November 10, 2006 is herein incorporated by reference from Post-Effective Amendment No. 67 to the Trust’s Registration Statement filed with the SEC on December 22, 2006.

	(i)(B)	Amendment to Schedule A of the Investor Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 138 to the Trust’s Registration Statement filed with the SEC on September 3, 2013.

	(ii)(A)	Service Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 102 to the Trust’s Registration Statement filed with the SEC on February 26, 2010.

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	(ii)(B)	Amendment to Schedule A of the Service Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

	(iii)(A)	Class A Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 121 to the Trust’s Registration Statement filed with the SEC on February 1, 2012.

	(iii)(B)	Amendment to Schedule A of the Class A Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 138 to the Trust’s Registration Statement filed with the SEC on September 3, 2013.

	(iv)(A)	Class C Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 121 to the Trust’s Registration Statement filed with the SEC on February 1, 2012.

	(iv)(B)	Amendment to Schedule A of the Class C Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 138 to the Trust’s Registration Statement filed with the SEC on September 3, 2013.

	(v)(A)	Investor Class Shareholder Service Plan is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

	(v)(B)	Amendment to Schedule A of the Shareholder Service Plan is herein incorporated by reference from Post-Effective Amendment No. 138 to the Trust’s Registration Statement filed with the SEC on September 3, 2013.

(n)	(i)(A)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 is herein incorporated by reference from Post-Effective Amendment No. 121 to the Trust’s Registration Statement filed with the SEC on February 1, 2012.

	(i)(B)	Amendment to Schedule A of the Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 is herein incorporated by reference from Post-Effective Amendment No. 138 to the Trust’s Registration Statement filed with the SEC on September 3, 2013.

(o)		Reserved.

(p)	(i)	Code of Ethics of Rafferty Capital Markets, LLC is herein incorporated by reference from Post-Effective Amendment No. 20 to the Trust’s Registration Statement filed with the SEC on December 31, 2003.

	(ii)	Code of Ethics of Horizon Capital Management, Inc. dated August 15, 2004 is herein incorporated by reference from Post-Effective Amendment No. 33 to the Trust’s Registration Statement filed with the SEC on September 2, 2004.

	(iii)	Code of Ethics of the Direxion Funds, Direxion Insurance Trust and Rafferty Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 123 to the Trust’s Registration Statement filed with the SEC on August 27, 2012.

	(iv)	Code of Ethics of Wilshire Associates, Inc. is herein incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s Registration Statement filed with the SEC on February 27, 2009.

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Item 29. Persons Controlled by or Under Common Control with Registrant

None.

Item 30. Indemnification

Article XI, Section 2 of the Trust’s Declaration of Trust provides that:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)	every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust and/or by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii)	the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while a Covered Person is in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)	who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)	in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

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(i)	such Covered Person shall have provided appropriate security for such undertaking,

(ii)	the Trust is insured against losses arising out of any such advance payments, or

(iii)	either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust and not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 31. Business and Other Connections of Investment Adviser

Rafferty Asset Management, LLC (the “Adviser”), 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019, offers investment advisory services. Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC (Registration Number 801-54679).

Horizon Capital Management, Inc. (“HCM”), 141 Ridgeway Drive, Suite 203, Lafayette, LA 70503, offers investment advisory services. Information as to the officers and directors of HCM is included in its current Form ADV filed with the SEC (Registration Number 801-26038).

Wilshire Associates, Inc. (“Wilshire”) 1299 Ocean Avenue Suite 700, Santa Monica, CA 90401, offers investment advisory services. Information as to the officers and directors of Wilshire is included in its current Form ADV filed with the SEC (Registration Number 801-36233).

Item 32. Principal Underwriter

(a) Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530, serves as principal underwriter for the Direxion Funds, Armour Funds, Aviemore Funds, Bretton Funds, Castle Focus Fund, Chou America Mutual Fund, Christopher Weil & Co. Funds, Conestoga Funds, Entrepreneur Shares, FMI Funds, HNP Capital Growth & Preservation Fund, Hagin Keystone Fund, Jacobs-Broel Fund, Leuthold Funds, Longleaf Partners Fund, Marketocracy Funds, Neiman Funds, New Frontiers KC India Fund, Outfitter Fund, Paradigm Funds, PIP New Generation Fund, Ranger Funds, Reynolds Funds, Rocky Peak Funds, Satuit Funds, Sparrow Funds, Valley Forge Funds and Wireless Fund.

(b) The director and officers of Rafferty Capital Markets, LLC are:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant
Thomas A. Mulrooney	President	None

Lawrence C. Rafferty	Director	Chairman of the Board of Trustees

Stephen P. Sprague	Chief Financial Officer	None

The principal business address of each of the persons listed above is 1010 Franklin Avenue, Garden City, New York 11530.

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Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, (the “1940 Act”) are maintained in the physical possession of the Trust’s investment adviser, subadviser, administrator, custodian, subcustodian, or transfer agent.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (the “Securities Act”) and the 1940 Act, the Registrant certifies that this Post-Effective Amendment No. 140 to its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act, and the Registrant has duly caused this Post-Effective Amendment No. 140 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on September 24, 2013.

DIREXION FUNDS

By:	/s/ Daniel D. O’Neill*
Daniel D. O’Neill
Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 140 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lawrence C. Rafferty*	Chairman of the Board	September 24, 2013
Lawrence C. Rafferty

/s/ Gerald E. Shanley III*	Trustee	September 24, 2013
Gerald E. Shanley III

/s/ John Weisser*	Trustee	September 24, 2013
John Weisser

/s/ Daniel D. O’Neill*	Chief Executive Officer and	September 24, 2013
Daniel D. O’Neill	Chief Investment Officer

/s/ Eric W. Falkeis*	President	September 24, 2013
Eric W. Falkeis

/s/ Patrick J. Rudnick*	Principal Financial Officer	September 24, 2013
Patrick J. Rudnick	and Assistant Secretary

*By: /s/ Angela Brickl

Attorney-In Fact pursuant to the Power of Attorney filed with Post-Effective Amendment No. 138 to the Trust’s Registration Statement filed with the SEC on September 3, 2013.

INDEX TO EXHIBITS

Exhibit Number	Description

(i)	Opinion and consent of counsel